Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Investors: Douglas A. Fox, CFA Vice President, Investor Relations and Treasurer +1 847 793 6735 dfox@zebra.com	Media: Orlando De Bruce Director, Global Public Relations +1 510 267 5052 odebruce@zebra.com

Zebra Technologies Reports Record Results

for First Quarter of 2011

Record income from continuing operations driven by continued strong sales growth and further improvements in profitability

Lincolnshire, IL, May 4, 2011—Zebra Technologies Corporation (NASDAQ: ZBRA) today announced 2011 first quarter net income of $61,634,000, or $1.10 per diluted share. Quarterly income from continuing operations totaled $30,128,000, or $0.54 per diluted share, for 2011 compared with $25,547,000, or $0.43 per diluted share, for the first quarter of 2010. Income from discontinued operations for the first quarter of 2011 of $31,506,000, or $0.56 per diluted share, includes a recognized gain on the sale of the company’s Navis operation. First quarter net sales were $237,301,000 for 2011, up 11.9% from $211,975,000 for 2010. Results for 2010 have been adjusted to account for the sale of Navis Holdings LLC, which was sold on March 18, 2011, and other immaterial operations which have been accounted for as discontinued operations.

Summary Financial Performance (Unaudited)
	1Q11	1Q10	Change
Net sales (in 000s)	$237,301	$211,975	11.9%
Gross margin (%)	50.6	46.1	4.5	pts.
Operating margin (%)	18.7	15.5	3.2	pts.
Income from continuing operations (in 000s)	$30,128	$25,547	17.9%
Income (loss) from discontinued operations, net of tax (in 000s)	31,506	(814)	NM
Net income (in 000s)	$61,634	$24,733	149.2%
Diluted earnings per share:
Income from continuing operations	$0.54	$0.43	25.6%
Income (loss) from discontinued operations, net of tax	0.56	(0.01)	NM
Net income	$1.10	$0.42	161.9%

Note: Net sales and results for 2010 have been adjusted for the March 2011 sale of Navis, and other immaterial operations which have been reflected as discontinued operations.

“Excellent execution on a clear and focused business strategy helped Zebra deliver these record results,” stated Anders Gustafsson, Zebra’s chief executive officer. “Innovative new products introduced over the past year are helping us meet more of our customers’ asset tagging needs in a more complex supply chain environment. At the same time, we are reaching more customers worldwide by building a larger, more formidable sales and marketing organization. The result of disciplined investments in products, channels and infrastructure makes us optimistic about extending Zebra’s industry leadership in a fundamentally attractive industry, and for continued success in building shareholder value.”

As of April 2, 2011, Zebra had $375,378,000 in cash and investments, and no long-term debt. Net inventories were $120,508,000, and net accounts receivable were $141,218,000.

Discussion and Analysis

•

Net sales for the first quarter of 2011 compared with the same quarter for 2010 benefited from improved business conditions in all geographic regions, with all major printer product categories and aftermarket parts contributing to the growth. The addition of Zebra sales representatives placed in high-growth countries and regions over the past twelve months, and other initiatives as part of the company’s growth strategy, also contributed to the sales results. Quarterly sales increased 12.1% on a constant-currency basis from a year ago.

•	Gross margin of 50.6%, versus 46.1% a year ago, reflects lower costs for raw materials, higher volumes and lower freight charges.

•	Operating expense growth of 16.7% reflect higher employee-related compensation, payroll and benefit costs, in part related to geographic expansion and other growth initiatives.

•	Income from discontinued operations includes a gain on the sale of the company’s Navis operation, partially offset by losses in the discontinued businesses in 2011.

Stock Purchase Update

During the first quarter of 2011, Zebra repurchased 1,100,000 shares of Zebra Technologies Corporation Class A Common Stock. At April 2, 2011, 750,000 shares remained in the company’s stock buyback authorization, and 54,730,861 shares of common stock were outstanding.

Second Quarter Outlook

Zebra announced its financial forecast for the second quarter of 2011. Net sales are expected within a range of $240,000,000 to $250,000,000. Diluted earnings per share from continuing operations are expected within a range of $0.54 to $0.61, including $0.01 per share in exit, restructuring and integration costs.

Conference Call Notification

Investors are invited to listen to a live webcast of Zebra’s conference call discussing the company’s financial results for the first quarter of 2011. The conference call will be held at 11:00 AM Eastern Time today. To listen to the call, visit the company’s website at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the second quarter of 2011 stated in the paragraph above captioned “Second Quarter Outlook.” Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The continued uncertainty over future global economic conditions, the availability of credit, capital markets volatility, may have adverse effects on Zebra, its suppliers and its customers. In addition, a disruption in our ability to obtain products from vendors as a result of supply chain constraints, natural disasters or other circumstances could restrict sales and negatively affect customer relationships. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2010.

About Zebra Technologies

Zebra Technologies Corporation offers the broadest range of enabling solutions to identify, track, and manage critical assets, people and transactions for improved business efficiencies. Serving more than 90 percent of Global Fortune 500 companies in more than 100 countries around the world, our specialty on-demand printing, RFID and enterprise location solutions help customers create smarter and more connected infrastructures, resulting in significant improvements in visibility and business performance. For more information about Zebra’s solutions, visit http://www.zebra.com.

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	April 2, 2011	December 31, 2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$79,685	$46,175
Restricted cash	65	1,378
Investments and marketable securities	164,812	125,567
Accounts receivable, net	141,218	130,143
Receivable from buyer	12,290	—
Inventories, net	120,508	112,970
Deferred income taxes	18,592	15,670
Prepaid expenses and other current assets	10,252	11,505
Discontinued operations	1,111	148,169

Total current assets	548,533	591,577

Property and equipment at cost, less accumulated depreciation and amortization	90,745	87,093
Long-term deferred income taxes	19,286	21,254
Goodwill	79,703	79,703
Other intangibles, net	8,920	9,755
Long-term investments and marketable securities	130,816	85,478
Receivable from buyer	12,290	—
Other assets	3,913	4,004

Total assets	$894,207	$878,864

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$32,413	$34,578
Accrued liabilities	50,845	65,163
Deferred revenue	11,019	8,966
Income taxes payable	33,256	5,900
Discontinued operations	476	21,827

Total current liabilities	128,009	136,434
Deferred rent	1,799	2,207
Other long-term liabilities	9,993	10,191

Total liabilities	139,801	148,832

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	133,232	129,715
Treasury stock	(499,483)	(462,029)
Retained earnings	1,132,607	1,070,973
Accumulated other comprehensive loss	(12,672)	(9,349)

Total stockholders’ equity	754,406	730,032

Total liabilities and stockholders’ equity	$894,207	$878,864

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended
	April 2, 2011	April 3, 2010
Net sales:
Net sales of tangible products	$226,120	$201,463
Revenue from services and software	11,181	10,512

Total net sales	237,301	211,975

Cost of sales:
Cost of sales of tangible products	110,781	109,075
Cost of services and software	6,522	5,137

Total cost of sales	117,303	114,212

Gross profit	119,998	97,763

Operating expenses:
Selling and marketing	28,528	24,673
Research and development	21,681	18,324
General and administrative	22,706	19,318
Amortization of intangible assets	835	741
Exit and restructuring costs	1,886	1,766

Total operating expenses	75,636	64,822

Operating income	44,362	32,941

Other income (expense):
Investment income	560	842
Foreign exchange gain (loss)	(294)	168
Other, net	(254)	(270)

Total other income (expense)	12	740

Income before income taxes	44,374	33,681
Income taxes	14,246	8,134

Income from continuing operations	30,128	25,547
Income (loss) from discontinued operations, net of tax	31,506	(814)

Net income	$61,634	$24,733

Basic earnings per share:
Income from continuing operations	$0.54	$0.44
Income (loss) from discontinued operations	0.57	(0.01)

Net income	$1.11	$0.43

Diluted earnings per share:
Income from continuing operations	$0.54	$0.43
Income (loss) from discontinued operations	0.56	(0.01)

Net income	$1.10	$0.42

Basic weighted average shares outstanding	55,353	58,016
Diluted weighted average and equivalent shares outstanding	55,774	58,265

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Three Months Ended
	April 2, 2011	April 3, 2010
Cash flows from operating activities:
Net income	$61,634	$24,733
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	5,932	7,814
Equity-based compensation	4,488	2,231
Excess tax benefit from equity-based compensation	(645)	(3)
Gain on divestiture	(67,213)	—
Loss (gain) on sale of assets	9	(82)
Deferred income taxes	2,540	3,535
Changes in assets and liabilities:
Accounts receivable, net	12,563	3,990
Inventories, net	(7,136)	(1,780)
Other assets	(1,690)	224
Accounts payable	(7,150)	870
Accrued liabilities	(17,120)	(9,118)
Deferred revenue	(15,749)	(1,618)
Income taxes	27,732	4,295
Other operating activities	(3,364)	(4,917)

Net cash (used in) provided by operating activities	(5,169)	30,174

Cash flows from investing activities:
Purchases of property and equipment	(3,922)	(5,818)
Proceeds from the sale of business	188,588	—
Receivable from buyer	(24,580)	—
Purchases of investments and marketable securities	(382,410)	(89,586)
Maturities of investments and marketable securities	209,509	61,144
Sales of investments and marketable securities	88,304	17,736

Net cash provided by (used in) investing activities	75,489	(16,524)

Cash flows from financing activities:
Purchase of treasury stock	(41,567)	(20,823)
Proceeds from exercise of stock options and stock purchase plan purchases	2,757	4,191
Excess tax benefit from equity-based compensation	645	3

Net cash used in financing activities	(38,165)	(16,629)

Effect of exchange rate changes on cash	336	24

Net increase (decrease) in cash and cash equivalents	32,491	(2,955)
Cash balance of discontinued operations at beginning of period	1,301	1,693
Cash balance of discontinued operations at end of period	(282)	(729)

Cash and cash equivalents at beginning of period	46,175	37,250

Cash and cash equivalents at end of period	$79,685	$35,259

Supplemental disclosures of cash flow information:
Income taxes paid (refunded)	$8,958	$(454)

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

SALES BY PRODUCT CATEGORY

	Three Months Ended
Product Category	April 2, 2011	April 3, 2010	Percent Change	Percent of Net Sales - 2011	Percent of Net Sales - 2010
Hardware	$180,136	$159,409	13.0	75.9	75.2
Supplies	44,635	40,697	9.7	18.8	19.2
Service and software	11,181	10,512	6.4	4.7	5.0

Subtotal products	235,952	210,618	12.0	99.4	99.4
Shipping and handling	1,349	1,357	(0.6)	0.6	0.6

Total net sales	$237,301	$211,975	11.9	100.0	100.0

SALES BY GEOGRAPHIC REGION

	Three Months Ended
Geographic Region	April 2, 2011	April 3, 2010	Percent Change	Percent of Net Sales - 2011	Percent of Net Sales - 2010
Europe, Middle East and Africa	$84,230	$76,316	10.4	35.5	36.0
Latin America	20,104	19,482	3.2	8.5	9.2
Asia-Pacific	32,495	23,120	40.5	13.7	10.9

Total International	136,829	118,918	15.1	57.7	56.1
North America	100,472	93,057	8.0	42.3	43.9

Total net sales	$237,301	$211,975	11.9	100.0	100.0

ZEBRA TECHNOLOGIES CORPORATION

PRINTER UNITS and AVERAGE UNIT PRICES

(Unaudited)

	Three Months Ended
	April 2, 2011	April 3, 2010	Percent Change
Total printers shipped	284,177	244,386	16.3
Average selling price of printers shipped	$524	$547	(4.2)

ZEBRA TECHNOLOGIES CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS

OF EARNINGS BY QUARTER FOR 2010

(Amounts in thousands, except per share data)

(Unaudited)

	Quarter Ended
	April 3, 2010	July 3, 2010	Oct. 2, 2010	Dec. 31, 2010
Net sales:
Net sales of tangible products	$201,463	$207,748	$218,271	$222,048
Revenue from services and software	10,512	10,810	11,536	11,971

Total net sales	211,975	218,558	229,807	234,019

Cost of sales:
Cost of sales of tangible products	109,075	114,081	114,924	112,490
Cost of services and software	5,137	5,068	5,636	7,083

Total cost of sales	114,212	119,149	120,560	119,573

Gross profit	97,763	99,409	109,247	114,446

Operating expenses:
Selling and marketing	24,673	27,682	28,068	31,942
Research and development	18,324	20,653	21,862	21,736
General and administrative	19,318	17,955	18,147	17,809
Amortization of intangible assets	741	740	839	891
Litigation settlement	—	—	—	(1,082)
Exit and restructuring costs	1,766	466	—	30

Total operating expenses	64,822	67,496	68,916	71,326

Operating income	32,941	31,913	40,331	43,120

Other income (expense):
Investment income	842	634	635	567
Foreign exchange gain(loss)	168	424	(148)	(613)
Other, net	(270)	(455)	(160)	(232)

Total other income(expense)	740	603	327	(278)

Income before income taxes	33,681	32,516	40,658	42,842
Income taxes	8,134	10,331	13,411	13,117

Income from continuing operations	25,547	22,185	27,247	29,725

Income (loss) from discontinued operations, net of tax	(814)	492	(1,096)	(1,508)

Net income	$24,733	$22,677	$26,151	$28,217

Basic earnings per share:
Income from continuing operations	$0.44	$0.38	$0.48	$0.53
Income (loss) from discontinued operations	(0.01)	0.01	(0.02)	(0.03)

Net income	$0.43	$0.39	$0.46	$0.50

Diluted earnings per share:
Income from continuing operations	$0.43	$0.38	$0.48	$0.53
Income (loss) from discontinued operations	(0.01)	0.01	(0.02)	(0.03)

Net income	$0.42	$0.39	$0.46	$0.50

Basic weighted average shares outstanding	58,016	57,489	56,739	56,332
Diluted weighted average and equivalent shares outstanding	58,265	57,737	56,998	56,692